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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this registration statement on Form S-3 of our report dated January 24, 2000 except as to Note 18 which is as of March 3, 2000, on our audits of the consolidated financial statements of Susquehanna Bancshares, Inc. We also consent to the reference to our firm under the caption "Experts."

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Harrisburg, Pennsylvania
May 30, 2000